Exhibit 10.5

                   AMENDMENT NO 2. TO THE EMPLOYMENT AGREEMENT
                                       OF
                                GREGORY C. FRANK


         This Amendment (this "Amendment") dated as of August 8, 2001, is entered into by and between Sutton Online, Inc., a Delaware corporation with its principal offices at 1000 Woodbury Road, Suite 214, Woodbury, New York 11709 ("Sutton") and Gregory C. Frank, an individual residing at 300 Edwards Street, Apt. 3I East, Roslyn Heights, 11577 ("Executive").

                              W I T N E S S E T H:

         WHEREAS, Sutton and Executive are parties to a certain Amendment to the Employment Agreement of Gregory C. Frank dated as of August 1, 2001 ("Amendment No. 1"); and

         WHEREAS, Sutton and Execution desire to further amend the Employment Agreement (as such term is defined in Amendment No. 1) as to certain matters as hereinafter set forth.

         NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties agree as follows:

          1. The parties agree that Section 4 of the Employment Agreement is modified to change Executive's annual base salary from $78,000 to $120,000.

          2. Except as expressly provided herein, all of the terms and conditions of the Employment Agreement shall be unmodified and in full force and effect.

                  IN WITNESS WHEREOF, the undersigned have executed this Amendment on the day and year first above mentioned.


                                    Sutton Online, Inc.


                                    By: /s/ Jonathan D. Siegel
                                         ---------------------------------------
                                         Name: Jonathan D. Siegel
                                         Title:  Chief Executive Officer


                                    EXECUTIVE


                                    By:  /s/ Gregory C. Frank
                                         ---------------------------------------
                                         Gregory C. Frank